UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11c
or Section 240.14a-12

A. O. Smith Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 245009

MILWAUKEE, WI 53224-9509

NOTICE AND PROXY STATEMENT

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION (“Company”) will be held on Monday, April 5, 2004, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for the following purposes:

(1)	To elect six directors chosen by the holders of Class A Common Stock.

(2)	To elect two directors chosen by the holders of Common Stock.

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2004.

(4)	To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 25, 2004, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of March 22, 2004, for examination by stockholders for purposes related to the meeting.

YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHAREHOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, THEN YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

W. David Romoser

Secretary

March 3, 2004

P.O. BOX 245009

MILWAUKEE, WI 53224-9509

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of A. O. Smith Corporation (“Company”) in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 5, 2004, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware.

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 25, 2004 (the “Record Date”). As of the Record Date, the Company had issued 8,530,383 shares of Class A Common Stock, par value $5 per share, 8,497,788 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 24,018,979 shares of Common Stock, par value $1 per share, 20,881,100 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10th) vote each for other matters.

The Notice of 2004 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company’s 2003 Annual Report are being mailed on or about March 3, 2004, to each stockholder of the Company at the holder’s address of record.

Under the Company’s Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect, as a class, 25% of the entire Board of Directors of the Company, and the holders of Class A Common Stock are entitled to elect the remainder of the Board. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to one-tenth (1/10th) vote per share. Each such other matter is approved if a majority of the votes present or represented at the meeting are cast in favor of the matter. On such other matters, an abstention will have the same effect as a “no” vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice.

The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s 2003 Annual Report and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2003 Annual Report and/or this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Craig Watson, Director of Investor Relations, A. O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508; (414) 359-4009.

PRINCIPAL STOCKHOLDERS

The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company’s stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2003.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Class A Common Stock	Smith Investment Company* P.O. Box 245011 Milwaukee, WI 53224-9511(1)	8,067,252		94.93%

Common Stock	Smith Investment Company P.O. Box 245011 Milwaukee, WI 53224-9511(1)	1,559,076	(2)	7.51	%(2)

Common Stock	Cramer Rosenthal McGlynn, LLC 520 Madison Avenue New York, NY 10022	1,208,483	(3)	5.82%

Common Stock	FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson 82 Devonshire Street Boston, MA 02109	1,492,090	(4)	7.19%

Common Stock	Mac-Per-Wolf Company 310 S. Michigan Ave., Suite 2600 Chicago, IL 60604	1,343,300	(5)	6.47%

Common Stock	T. Rowe Price Associates Inc. 100 East Pratt Street Baltimore, MD 21202	2,474,250	(6)	11.93%

*	Throughout the balance of the proxy statement, Smith Investment Company is referred to as “SICO”.
(1)	Arthur O. Smith and Lloyd B. Smith are co-filers with SICO on the Schedule 13G that SICO has filed with the Securities and Exchange Commission.
(2)	Pursuant to the Company’s Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO’s Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO’s beneficial ownership of the Common Stock is 9,626,328 shares, which represents 33.4% of the class of Common Stock.
(3)	Cramer Rosenthal McGlynn, LLC has sole voting power with respect to 788,200 shares and sole dispositive power with respect to 802,400 shares and shared voting power and shared dispositive power with respect to 406,083 shares.
(4)	Fidelity is a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is a beneficial owner of 1,435,540 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,435,540 shares owned by the Funds.
(5)	Perkins, Wolf, McDonnell and Company, LLC is a subsidiary of Mac-Per-Wolf Company, and is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Perkins, Wolf, McDonnell and Company, LLC furnishes investment advice to various investment companies and to individuals and institutional clients, collectively referred to herein as “Managed Portfolios”. Janus Small Cap Value Fund is one of the Managed Portfolios to which Perkins, Wolf, McDonnell and Company, LLC provides investment advice. Janus Small Cap Value Fund has sole voting and dispositive power with respect to 1,285,000 shares.

(6)	These securities are owned by various individual and institutional investors, including T. Rowe Small-Cap Stock Fund, Inc. (which owns 1,670,700 shares, representing 8.0% of the shares outstanding), which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

ELECTION OF DIRECTORS

Eight directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors and owners of Common Stock are entitled to elect the two remaining directors.

It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the eight nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last five years unless otherwise stated.

NOMINEES — CLASS A COMMON STOCK

RONALD D. BROWN — Chairman, President and Chief Executive Officer, Milacron Inc.

Mr. Brown, 50, was elected a director of the Company in 2001. He is the Chairperson of the Nominating and Governance Committee of the Board and a member of the Personnel and Compensation Committee of the Board. Mr. Brown became chairman and chief executive officer of Milacron Inc. on June 1, 2001. He previously was president and chief operating officer from September, 1999 through May 31, 2001; and has been on the Board of Directors of Milacron Inc. since November, 1999. Mr. Brown served as chief financial officer of Milacron Inc. from 1993 through 1999. He joined Milacron Inc. in 1980. Milacron is a global leader in plastic processing and metalworking fluid technologies.

DENNIS J. MARTIN — Chairman, President and Chief Executive Officer, General Binding Corporation.

Mr. Martin, 53, was elected a director of the Company effective January 15, 2004. Mr. Martin became chairman, president and chief executive officer of General Binding Corporation on May 9, 2001. General Binding Corporation is the world’s leading manufacturer and marketer of systems to organize, bind, enhance, protect and present information. Prior to joining General Binding Corporation, he had been the executive vice president and chief executive officer of the Welding Products Group of Illinois Tool Works, Inc. Mr. Martin is a director of HON INDUSTRIES, Inc.

ROBERT J. O’TOOLE — Chairman of the Board and Chief Executive Officer.

Mr. O’Toole, 63, became chairman of the board in 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March, 1989. He was elected president, chief operating officer and a director in 1986. Mr. O’Toole joined the Company in 1963. He is a director of Briggs & Stratton Corporation, Factory Mutual Insurance Company, Marshall & Ilsley Corporation and Sensient Technologies Corporation.

BRUCE M. SMITH — Chairman of the Board, President and Chief Executive Officer of Smith Investment Company.

Mr. Smith, 55, has been a director of the Company since 1995. He is the Chairperson of the Investment Policy Committee and a member of the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO on January 29, 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. Mr. Smith is a director of SICO. Mr. Smith is a first cousin of Mr. Mark D. Smith.

MARK D. SMITH — Business Manager, Strattec Security Corporation.

Mr. Smith, 42, was elected a director of the Company in 2001. He is a member of the Audit Committee of the Board. He has served as a customer business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. Mr. Smith is a first cousin of Mr. Bruce M. Smith.

GENE C. WULF — Chief Financial Officer, Vice President and Treasurer, Bemis Company, Inc.

Mr. Wulf, 53, was elected a director of the Company in 2003. He is a member of the Audit Committee of the Board. Mr. Wulf was elected vice president, chief financial officer, and treasurer of Bemis Company, Inc. in 2002. He previously was vice president and controller from 1998 through 2002 and vice president and assistant controller from 1997 through 1998. Mr. Wulf joined Bemis Company, Inc. in 1975 and served in various accounting and financial positions. Bemis Company, Inc. is the largest flexible packaging company in the Americas and a major manufacturer of pressure sensitive materials used in labels, decorating and signage.

NOMINEES — COMMON STOCK

WILLIAM F. BUEHLER — Retired Vice Chairman of the Board of Directors, Xerox Corporation.

Mr. Buehler, 64, was elected a director of the Company in 1998. He is the chairperson of the Personnel and Compensation Committee and a member of the Nominating and Governance Committee of the Board. Mr. Buehler was vice chairman of the board of directors and president–Industry Solutions Operations of Xerox Corporation from April of 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation is a leader in the global document market, providing document solutions that enhance business productivity. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

KATHLEEN J. HEMPEL — Former Vice Chairman and Chief Financial Officer, Fort Howard Corporation.

Ms. Hempel, 53, was elected a director of the Company in 1998. She is the chairperson of the Audit Committee of the Board. Ms. Hempel was vice chairman and chief financial officer of Fort Howard Corporation from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973. Fort Howard Corporation manufactured paper and paper products. She is also a director of Actuant Corporation, Kennametal Corporation, Oshkosh Truck Corporation and Whirlpool Corporation.

GOVERNANCE OF THE COMPANY

The Board of Directors

The business of the Company is managed under the direction of the Board of Directors, who are elected by the stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and Board committees on which they sit, through communication with our Chairman and Chief Executive Officer and other officers and employees, by consulting with independent auditors and other third parties, by reviewing materials provided to them, and by visiting our offices and plants. During 2003, the Board held five regular meetings and two special meetings. The Committees of the Board of Directors held a total of 24 meetings. All directors attended at least 75% of the scheduled Board and Committee meetings.

The Company is committed to a Board in which a majority of its members consist of independent directors, as defined under the New York Stock Exchange (“NYSE”) Rules. The Board has reviewed the independence of its members, applying the NYSE Rules and considering any other commercial, legal, accounting and familial relationships between the directors and the Company. The Board has determined that Ms. Hempel and

Messrs. Brown, Buehler, Martin, Wulf and Mark D. Smith meet the NYSE independence requirements. Mr. O’Toole is considered a management director by virtue of his position as an executive officer of the Company. With respect to Mr. Bruce M. Smith, the Board determined that he is a non-management director but not independent due to his executive officer position with SICO, the Company’s largest stockholder with a controlling interest in the Company. The Board has elected to exercise the “Controlled Company” exemption under the NYSE Rules with respect to Mr. Bruce Smith’s participation on the Personnel and Compensation Committee. In this regard, the Board determined that Mr. Bruce Smith uniquely represents the best interests of stockholders by virtue of his position with SICO and should continue to serve on this Committee. The Board has not elected to exercise this exemption in any other respect.

The Board recognizes that the NYSE Rules require financial literacy of Audit Committee members only. Notwithstanding, as a best practice, the Board has reviewed the qualifications and experience of its members and determined that each director is financially literate within the meaning of the NYSE Rules.

The non-management directors of the Board are scheduled to meet in executive session without management present at least twice per year, with the objective of holding such sessions in conjunction with each regular meeting of the Board. They may also meet at such other times as the members shall deem appropriate. The presiding director at these meetings rotates among the Chairpersons of the following committees in this order: Nominating and Governance Committee, Personnel and Compensation Committee and Audit Committee.

Stockholders wishing to communicate with the presiding director may send correspondence to the Presiding Director, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509. Further, stockholders wishing to communicate with individual directors may follow the same procedure. All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the presiding director or other director, as appropriate.

Board Committees

The Board of Directors has delegated some of its authority to committees of the Board. There are four standing committees: the Audit Committee, the Personnel and Compensation Committee, the Investment Policy Committee, and the Nominating and Governance Committee.

The Audit Committee consists of three members who meet the independence and financial literacy requirements of the NYSE and the Securities and Exchange Commission (“SEC”). The Audit Committee’s duties include appointing the firm that will act as independent auditors for the Company, subject to ratification by the Board and its stockholders. In addition, the Audit Committee is responsible for reviewing the audit procedures and internal controls of the Company. The Audit Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board of Directors. It is attached to this proxy as Exhibit A and is available on the Company’s website. The Board of Directors has determined that both Ms. Hempel and Mr. Wulf qualify as “audit committee financial experts” as defined by the SEC. The Audit Committee met four times during 2003 and additionally held eight telephonic meetings. The Report of the Audit Committee is included as part of this proxy.

The Personnel and Compensation Committee is responsible for establishing and administering the Company’s compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives, and evaluates the performance of the chairman and chief executive officer in light of established goals and objectives. The Personnel and Compensation Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of three non-employee outside directors. The Committee held three regular meetings and three special meetings during 2003. The Personnel and Compensation Committee Report is included as part of this proxy.

The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Committee consists of two members. The Investment Policy Committee held four meetings during 2003.

The Nominating and Governance Committee assists the Board in identifying qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. Further, the Committee provides direction to the Board as to the independence, financial literacy and financial expertise of directors, and the composition of the Board and its committees. As part of its responsibilities, the Committee also oversees the process to assess Board and committee effectiveness, implements corporate governance guidelines and advises the Board on corporate governance matters. The responsibilities and duties of the Nominating and Governance Committee are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of two members, both of whom are independent under the NYSE rules. The Nominating and Governance Committee was formed in April, 2003 and, since its formation, met twice in 2003. The Report of the Nominating and Governance Committee is included as part of this proxy.

The Nominating and Governance Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications. All candidates’ qualifications are identified in the Corporate Governance Guidelines and the Criteria for Selecting Board of Director Candidates, both of which can be found on the Company’s website by clicking on “Corporate Governance” and then on the specific document. To summarize, all stockholder recommended candidates should be independent and possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest, have an inquiring mind and vision, and possess the ability to work collaboratively with others. Each candidate must have the time available to devote to Board activities and be of an age that, if elected, the candidate could serve on the Board for at least five years before reaching the mandatory retirement age. Finally, the Company believes it appropriate for certain key members of the Company’s management to participate as members of the Board, while recognizing that a majority of independent directors must be maintained at all times. All candidates will be reviewed in the same manner, regardless of the source of the recommendation.

A stockholder recommendation of a director candidate must be received no later than the date for submission of stockholder proposals. Please see the section of this proxy entitled “Date for Stockholder Proposals.” The recommendation letter should be sent by mail to the Chairperson, Nominating and Governance Committee, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509.

The recommendation letter must, at a minimum, provide the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” and “financially literate” under the NYSE rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate’s statement that he/she meets these requirements and those identified on the Company’s website; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.

Director Compensation

With respect to fiscal 2003, directors received an annual retainer, paid quarterly, in the amount of $30,000 and the award of shares of Common Stock with a market value of $15,000 on the date of its award. Directors also received $1,200 for attendance at each Board meeting, plus expenses and received $500 for each telephonic Board and Committee meeting. Each Audit, Personnel and Compensation, and Nominating and Governance Committee member received $3,000, and the chairperson of each received $4,000 annually; Committee members also received $1,000 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000 annually; Committee members also received $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or Committee members or for attendance at Board or Committee meetings.

In 2003, the Board implemented a requirement that every new director participate in a detailed orientation at the Company’s World Headquarters. This encompasses a review of business and financial operations, meetings with business executives and others, and an overview of the Company’s commitment to corporate governance generally and specific policies and procedures. New directors are paid $1,000 to compensate them for their time devoted to orientation matters.

Certain directors have elected to defer payment of their fees and receipt of Common Stock shares under the Corporate Directors’ Deferred Compensation Plan (the “Directors’ Plan”). The Directors’ Plan allows directors to defer all or a portion (not less than 50%) of their fees until a later date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than ten annual installments.

STOCK OWNERSHIP

Security Ownership of Directors and Management

The following table shows, as of January 31, 2004, the Class A Common Stock and Common Stock of the Company and the Class A Common Stock and Common Stock options exercisable on or before March 1, 2004, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

Name	Type of Stock**	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Ronald D. Brown	Common Stock	2,124 shares		*
William F. Buehler	Common Stock	4,691 shares		*
Donald M. Heinrich	Common Stock	176,865 shares	(2)	*
Kathleen J. Hempel	Common Stock	4,355 shares		*
Kenneth W. Krueger	Common Stock	163,500 shares	(2)	*
Dennis J. Martin	Common Stock	111 shares		*
Ronald E. Massa	Common Stock	223,581 shares	(2)	1.08%
Robert J. O’Toole	Common Stock	1,342,020 shares	(2)	6.46%
W. David Romoser	Common Stock	200,491 shares	(2)	*
Bruce M. Smith(3)	Common Stock	3,203 shares		*
Mark D. Smith(3)	Common Stock	1,459 shares		*
Gene C. Wulf	Common Stock	402 shares		*
All 20 Directors, Nominees and Executive Officers as a Group	Common Stock	2,741,481 shares	(2)	13.19%

*	Represents less than one percent.

**	None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 3 below).

(1)	Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2)	Includes 970,850; 150,500; 156,600; 207,975; 151,400; and 2,171,800 shares of Common Stock subject to options exercisable on or before March 1, 2004, respectively for Messrs. O’Toole, Krueger, Romoser, Massa and Heinrich and for all directors and executive officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3)	Excludes shares beneficially owned by SICO.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2003, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION

The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company’s five most highly compensated executive officers, including the chief executive officer, during fiscal year 2003, as well as all compensation awarded, earned or paid in the two previous fiscal years.

SUMMARY COMPENSATION TABLE

Annual Compensation					Long-Term Compensation
Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)(3)	Options Granted (#)(4)	All Other Compensation ($)(5)
Robert J. O’Toole Chairman and Chief Executive Officer	2003 2002 2001	804,000 773,000 773,000	650,000 735,000 235,000	69,956 69,392 63,308	617,700 572,544 N/A	101,200 105,400 181,800	38,588 42,144 26,572

Kenneth W. Krueger Senior Vice President & Chief Financial Officer	2003 2002 2001	315,000 310,000 295,417	150,000 177,000 51,000	21,318 22,604 21,994	130,500 120,960 N/A	25,800 26,900 46,300	21,323 23,048 16,458

W. David Romoser Vice President, General Counsel and Secretary	2003 2002 2001	277,000 259,000 259,000	126,000 140,000 44,000	22,354 23,558 24,018	104,400 96,768 N/A	17,900 18,700 32,200	12,534 13,619 8,560

Ronald E. Massa Senior Vice President & President of A. O. Smith Water Products Company, a division of the Company	2003 2002 2001	301,000 294,000 288,583	70,000 255,000 210,000	21,466 23,261 17,713	130,500 120,960 N/A	25,800 26,900 46,300	30,923 150,960 10,237

Donald M. Heinrich Senior Vice President & President of A. O. Smith Electrical Products Company, a division of the Company	2003 2002 2001	301,000 295,000 N/A	59,000 80,000 N/A	18,949 20,702 N/A	130,500 120,960 N/A	25,800 26,900 N/A	14,477 20,620 N/A

(1)	Includes amounts earned during 2003 even if deferred.

(2)	Reflects amounts of tax reimbursements in 2003.

(3)	In 2003, restricted stock was awarded under the Combined Executive Incentive Compensation Plan as follows: Mr. O’Toole – 21,300 shares, Mr. Krueger – 4,500 shares, Mr. Romoser – 3,600 shares, Mr. Massa – 4,500 shares, and Mr. Heinrich – 4,500 shares. Dividends on shares of restricted stock granted under the Combined Executive Incentive Compensation Plan are credited to each individual’s Supplemental Benefit Plan account. The number of shares of restricted stock held by the officers identified in the table and the market value of such shares as of December 31, 2003, were as follows: Mr. O’Toole – 35,500 shares ($1,244,275), Mr. Krueger – 7,500 shares ($262,875), Mr. Romoser – 6,000 shares ($210,300), Mr. Massa – 7,500 shares ($262,875), and Mr. Heinrich – 7,500 shares ($262,875).

(4)	See footnote (1) in Option Grants Table as to grants in 2003.

(5)	All Other Compensation for 2003 includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and accruals under the Supplemental Benefit Plan for the 401(k) plan, and (b) the amount of premiums paid by the Company for the benefit of such persons for certain split dollar post retirement life insurance policies. The amounts paid in 2003 are as follows: Mr. O’Toole – (a) $30,436 and (b) $8,152; Mr. Krueger – (a) $11,925 and (b) $9,398; Mr. Romoser – (a) $10,486 and (b) $2,048; Mr. Massa – (a) $11,395, (b) $3,195, and $16,333 home purchase program in connection with his relocation; and Mr. Heinrich – (a) $11,395, (b) $1,588, and $1,494 home purchase program in connection with his relocation.

STOCK OPTION GRANTS

The table below reflects the stock option grants made under the Long-Term Executive Incentive Compensation Plan and the Combined Executive Incentive Compensation Plan to the five named executive officers during 2003.

OPTION GRANTS TABLE

Option Grants in 2003

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Options Granted(1) (#)	% of Total Options Granted to all Employees	Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Robert J. O’Toole	101,200	35.33%	$28.70	10/07/2013	$1,826,587	$4,628,929

Kenneth W. Krueger	25,800	9.01%	$28.70	10/07/2013	$465,671	$1,180,103

W. David Romoser	17,900	6.25%	$28.70	10/07/2013	$323,082	$818,753

Ronald E. Massa	25,800	9.01%	$28.70	10/07/2013	$465,671	$1,180,103

Donald M. Heinrich	25,800	9.01%	$28.70	10/07/2013	$465,671	$1,180,103

Totals	196,500	68.61%	N/A	N/A	$3,546,682	$8,987,991

All Stockholders (29,246,013 shares of Class A Common Stock and Common Stock)	N/A	N/A	N/A	N/A	$528,797,161	$1,334,583,311

Named Executive Officers’% of Total Outstanding Shares	N/A	.67%	N/A	N/A	.67%	.67%

(1)	Options were granted under the Combined Executive Incentive Compensation Plan. The options were granted on 10/07/03 as options to acquire Common Stock and are first exercisable on 10/07/04. All options were granted at the average of market value on the date of grant and have a 10-year term.

(2)	The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules. These amounts are not intended to predict or represent possible future appreciation of the Company’s Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company’s Common Stock and overall stock market conditions.

OPTION EXERCISES AND YEAR-END VALUES

The table includes information related to options exercised by the five named executive officers during fiscal year 2003 and the number and value of options held at the end of the fiscal year.

OPTION EXERCISES AND YEAR-END VALUE TABLE
Aggregated Option Exercises in Fiscal Year 2003, and December 31, 2003, Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert J. O’Toole	0	$0	970,850	101,200	$16,125,688	$642,620

Kenneth W. Krueger	0	$0	150,500	25,800	$1,786,272	$163,830

W. David Romoser	0	$0	156,600	17,900	$2,429,142	$113,665

Ronald E. Massa	0	$0	207,975	25,800	$3,981,777	$163,830

Donald M. Heinrich	0	$0	151,400	25,800	$2,236,979	$163,830

(1)	Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $35.05 for the Common Stock on December 31, 2003.

PENSION PLAN TABLE(1)

	Years of Service(3)
Remuneration(2)	10	20	25	30	35	40

$250,000	$41,250	$82,500	$103,125	$123,750	$144,375	$165,000

350,000	57,750	115,500	144,375	173,250	202,125	231,000

400,000	66,000	132,000	165,000	198,000	231,000	264,000

500,000	82,500	165,000	206,250	247,500	288,750	330,000

750,000	123,750	247,500	309,375	371,250	433,125	495,000

1,000,000	165,000	330,000	412,500	495,000	577,500	660,000

1,250,000	206,250	412,500	515,625	618,750	721,875	825,000

1,500,000	247,500	495,000	618,750	742,500	886,250	990,000

(1)	The Pension Plan Table shows estimated aggregate annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan. The A. O. Smith Corporation Executive Supplemental Pension Plan is a nonqualified excess benefit and supplemental retirement plan intended to provide benefits that participants would receive under the A. O. Smith Retirement Plan if the A. O. Smith Retirement Plan were not subject to certain limitations that the Internal Revenue Code imposes on benefits payable under it and if the A. O. Smith Retirement Plan took into account 100%, rather than 50%, of bonus compensation. The calculations assume retirement at December 31, 2004, at age 65 and the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis. Amounts payable to a participant as set forth in the Table are subject to offset in an amount that is based on the value of certain life insurance arrangements in effect for the participant and are not subject to any other offsets.

(2)	The compensation covered by the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan is based on the average of the highest five years of annual compensation out of the last ten years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary and Bonus; but it does not include Other Annual Compensation, Long-Term Compensation or All Other Compensation amounts.

(3)	Messrs. O’Toole, Krueger, Romoser, Massa and Heinrich had 40, 3, 11, 26 and 11 years of service, respectively, at year-end.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The directors who served as members of the Personnel and Compensation Committee during fiscal year 2003 were Ronald D. Brown, William F. Buehler and Bruce M. Smith.

During 2003, the Company provided SICO consulting services; office space; directors’, officers’ and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $82,330 for the Company’s costs relating to such services.

PERSONNEL AND COMPENSATION COMMITTEE REPORT

The Personnel and Compensation Committee (the “Committee”) of the Board of Directors is responsible for discharging the Board’s responsibilities relating to compensation of the Company’s executives, establishing an executive compensation program, and administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation that the Company’s chief executive officer and other executive officers receive annually. It reviews the chief executive officer performance, oversees management succession planning, and reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors. The Committee has a written Charter which details its purpose and responsibilities. This Charter can be accessed at the Company’s website, www.aosmith.com.

The Committee consists of three members, each of whom is an outside non-management director of the Company. This report was prepared by the Committee to provide the Company’s stockholders with a summary of its executive compensation policies and practices.

The Committee has two primary objectives relating to the Company’s executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long-term successful and profitable operations of the Company’s businesses. The other is to maintain an incentive compensation program which links executive pay to the stockholders’ return on their investment in the Company.

In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

The Company’s executive compensation program consists of three components: base salary, short-term incentive (bonus) compensation and long-term incentive (stock options and restricted stock) compensation. In determining the executive compensation practices, the Committee compares the Company’s executive compensation program with other companies’ compensation programs for executives with similar management responsibilities. The companies surveyed include comparable manufacturing businesses. The Committee annually reviews executive compensation databases and biannually utilizes an independent compensation consultant for purposes of evaluating and reviewing the Company’s executive compensation program.

The Committee has designated certain executives, including the chief executive officer (“CEO”), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

The Committee establishes competitive salary ranges for the executive officers, generally at the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive’s performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 2003, this methodology was followed in establishing base salaries for the executive officers.

SHORT-TERM INCENTIVE COMPENSATION

Short-term incentive compensation is provided under the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan (“Plan”). The Plan, consistent with the Company’s philosophy of linking compensation to the Company’s return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company’s and/or the operating unit’s return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

Incentive compensation, while predicated on the executive’s unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive’s scope of responsibility, contributions to profit improvement and attainment of the individual’s strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive’s business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive’s strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development. In 2003, the Committee made incentive compensation awards to the participating executives based on these factors.

The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard Plan contracts required for all Plan participants) which obligate them to remain in the employment of the Company for the year.

LONG-TERM INCENTIVE COMPENSATION

The Committee utilizes the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan (“Plan”) in annually making grants of stock options and restricted stock which are awarded to the executives at the market price of the stock on the dates of the respective grants. The size of the grants to the executive are established at a level commensurate with the median level of grants for the executive’s position as reported in the aforementioned survey data and a study by an independent compensation consultant. Pursuant to the Plan, executives enter into standard Plan contracts each year which reflect the specific terms of the stock option and the restricted stock grants and terms of forfeiture should the executive leave the employment of the Company.

CEO COMPENSATION

The Committee, in establishing the 2003 compensation program for the Chief Executive Officer, Robert J. O’Toole, employed the methodology and surveys previously described in this report. In setting Mr. O’Toole’s base salary for 2003, the Committee reviewed his accomplishments during the prior year, experience, and service with the Company and determined to position it at the median level of salaries of chief executive officers of comparable manufacturing companies. Mr. O’Toole’s bonus compensation for 2003 was directly related to the return on investment earned by the Company and reflected Committee-set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O’Toole is 200% of base salary. The Committee made stock option and restricted stock grants to Mr. O’Toole under the Plan consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

The Committee reviewed executive compensation during 2003 and concluded that the stockholders’ interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Committee, in collaboration with the Chairman and Chief Executive Officer, was actively involved in the search for and recruitment of a President and Chief Operating Officer. As a result of its activity, the Board of Directors in December, 2003, on the recommendation of the Committee, elected Mr. Paul W. Jones to that office and he joined the Company on January 1, 2004.

PERSONNEL & COMPENSATION COMMITTEE

William F. Buehler, Chairperson

Ronald D. Brown, Member

Bruce M. Smith, Member

PERFORMANCE GRAPH

The graph below shows a five-year comparison of the cumulative shareholder return on the Company’s common stock with the cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Electrical Equipment Index, all of which are published indices.

Comparison of Five Year Cumulative Total Return

From December 31, 1998 to December 31, 2003

Assumes $100 invested with Reinvestment of Dividends

	Base Period	INDEXED RETURNS Years Ending

Company/Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

A O SMITH CORP	100.00	90.75	72.87	85.82	121.34	160.45

S&P SMALLCAP 600 INDEX	100.00	112.40	125.66	133.88	114.30	158.63

S&P 600 ELECTRICAL EQUIPMENT	100.00	154.07	149.03	122.89	97.44	122.89

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board, to appoint the independent auditors, and to report the results of the Committee’s activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent auditors) is responsible for auditing those financial statements. We have reviewed and discussed with management and the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2003.

During 2003, the Audit Committee met four times. In addition, the Committee chair and other members of the Committee discussed the interim financial statements contained in SEC Forms 10-Q and in each quarterly earnings announcement with the chief financial officer, controller, and independent auditors prior to filing and public release.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the auditors their independence. In addition, we have considered the compatibility of nonaudit services with the auditors’ independence. Management is required to obtain our approval before engaging the independent auditors for nonaudit services. The Audit Committee has concluded the provision of the nonaudit services is compatible with maintaining the auditors’ independence.

In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission. The Committee appointed Ernst & Young LLP, as the Company’s independent auditors for fiscal 2004 and approved its estimated fees for audit and audit related services.

Kathleen J. Hempel, Chairperson

Mark D. Smith, Committee Member

Gene C. Wulf, Committee Member

APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company’s independent auditors for 2004. The Company paid the following fees to Ernst & Young LLP in 2003 and 2002:

Audit Fees: Fees for the annual audit were $579,300 and $600,900 in 2003 and 2002, respectively. Audit fees consist of fees for the annual audit of the Company’s financial statements, reviews of financial statements included in the Company’s Form 10-Q filings, statutory audits for certain of the Company’s foreign locations and other services performed related to regulatory filings.

Audit-Related Fees: Audit-related fees were $147,100 and $124,800 in 2003 and 2002, respectively. Audit-related fees are principally fees for acquisition due diligence and certain other accounting consultations.

Tax Fees: Tax fees were $444,000 and $802,750 in 2003 and 2002, respectively, and consisted primarily of tax consulting services.

All Other Fees: None.

The Audit Committee has considered whether the fees of Ernst & Young LLP for nonaudit services is compatible with maintaining Ernst & Young LLP’s independence.

Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee’s action in appointing Ernst & Young LLP as the Company’s independent auditors. The Board of Directors has itself ratified the Audit Committee’s action. Should such appointment not be ratified, the Audit Committee of the Board of Directors will reconsider the matter.

REPORT OF THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee met two times during the year. The Committee approved its charter, in which the Committee is responsible for the nomination of directors and the Company’s corporate governance practices. The Committee considered candidates for new director positions. It also took a leadership role in shaping the corporate governance of the Company. It recommended to the Board of Directors corporate governance guidelines, a code of business conduct and financial code of ethics, minimum qualifications for directors, the process and procedure for shareholder recommendation of director candidates and shareholder communications with the Board, which the Board adopted. The Committee arranged for the dissemination and disclosure of these and other corporate governance documents, including its charter, to employees and dissemination to shareholders via the Company’s website. The address of the website is www.aosmith.com. These documents are also available upon request from the corporate secretary. No waivers were sought or granted from the Company’s code of conduct. The Committee is not aware of any situation or circumstance that would require a waiver.

The Committee reviewed the Board’s committee structure and operations and reported to the Board regarding them. The Committee also conducted an evaluation of its performance and oversaw the evaluation process to ensure that each of the other committees performed its own self-evaluation and reported on it to the Board of Directors.

Ronald D. Brown, Chairperson

William F. Buehler, Committee Member

OTHER BUSINESS

Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

BOARD INFORMATION AND STOCKHOLDER COMMUNICATIONS

The Company is committed to making its corporate governance information accessible to stockholders and other interested parties. Accordingly, on its website, www.aosmith.com, under the Corporate Governance heading, the Company has published the A. O. Smith Corporation Guiding Principles, Financial Code of Ethics, Corporate Governance Guidelines, Criteria for Selecting Board of Director Candidates, a list of the Board of Directors and Committee Assignments, and the Charters for the Audit, Personnel and Compensation, Nominating and Governance, and Investment Policy Committees. Further, SEC filings, including the Company’s Form 10-K and Section 16 filings, are available for review on this website under the heading “Investor Relations.” Stockholders may also request that these documents be mailed by sending their request to the address provided below.

The Company encourages stockholder communication with directors. Stockholders may communicate with a particular director, all directors or the presiding director by mail or courier addressed to him/her or the entire Board in care of the Corporate Secretary at the following address:

c/o W. David Romoser, Corporate Secretary

A. O. Smith Corporation

11270 West Park Place

P.O. Box 245009

Milwaukee, Wisconsin 53224-9509

The Corporate Secretary will forward this communication unopened to the addressed director.

DATE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2005 annual meeting of stockholders, including recommendations of candidates to be elected to the Board, must be received by the Company no later than November 5, 2004, to be included in the Company’s proxy materials for the 2005 meeting. If a stockholder who otherwise desires to bring a proposal before the 2005 meeting does not notify the Company of its intent to do so on or before January 19, 2005, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 3, 2004

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

EXHIBIT A

A. O. Smith Corporation

Audit Committee Charter

The Audit Committee will assist the Board of Directors in fulfilling the Board’s oversight responsibilities relating to (i) the integrity of the Company’s financial statements and the financial reporting process, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors. The Committee will ensure that there is free and open communication among the Committee, internal and independent auditors and management of the Company. The Committee will prepare the Report of the Audit Committee to be filed in the Company’s annual proxy statement. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose. In carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the work of the Company’s independent auditors.

The Committee will be annually appointed by the Board of Directors and will consist of at least three independent Directors. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate, and at least one member will be a financial expert.

The Audit Committee will:

1.	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board.

2.	Appoint the Company’s independent auditors, which may be subject to shareholders’ approval. The Committee will approve audit fees and provide oversight of the independent auditors. The Committee, together with the Board, shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The independent auditors are accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders.

3.	Pre-approve all auditing services (including statutory audits and comfort letters in connection with securities offerings) as well as non-audit services (including tax services) to be provided by the independent auditor.

4.	Obtain and review an annual report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

5.	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and make a recommendation to the Board of Directors as to the inclusion of the annual audited financial statements in the Annual Report on Form 10-K.

6.	Discuss with management of the Company and the independent auditors the quarterly earnings release, including financial information and earnings guidance provided to analysts and rating agencies as well as any matters required to be communicated to the Committee by the independent auditors.

7.	Meet periodically with management to review the Company’s major business and financial risk exposures and steps management has taken to monitor and control such exposures.

1

8.	Meet separately with (i) management, (ii) the internal auditors and (iii) the independent auditors on a periodic basis.

9.	Review with the independent auditor (i) any difficulties the auditor encounters in the course of their audit work, including any restrictions on the scope of the independent auditor’s procedures or on access to requested information, and (ii) any significant disagreements with management.

10.	Discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Discuss results of audits and review significant reports that are issued.

11.	Discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls. The Committee will review the independent auditors’ management letter and recommendations and management’s response. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also review annually Company processes and reports related to conflicts of interest, illegal acts, codes of conduct or ethics, complaints and related items.

12.	Perform an annual self-assessment of the Committee’s effectiveness.

While the Committee has the responsibilities and powers set forth above, it is not the duty of the Committee to plan or conduct audits, and the Committee is not responsible for the preparation, content, integrity or objectivity of the Company’s financial statements. These are the responsibility of management and the Company’s independent public accountants. It is not the duty of the Committee to assure compliance with laws and regulations or the Company’s rules, policies and procedures, or to conduct investigations.

2

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 5, 2004

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

PROXY — COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints ROBERT J. O’TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 5, 2004, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK — EASY — IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK — EASY — IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

☐  Please detach here  ☐

A. O. SMITH CORPORATION 2004 ANNUAL MEETING

PROXY — COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1. Election of directors: 01 William F. Buehler 02 Kathleen J. Hempel	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the corporation:	☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.	Date

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 5, 2004

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

PROXY — CLASS A COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints ROBERT J. O’TOOLE, KENNETH W. KRUEGER and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 5, 2004, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK — EASY — IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK — EASY — IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

☐  Please detach here  ☐

A. O. SMITH CORPORATION 2004 ANNUAL MEETING

PROXY — CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1. Election of directors:	01 Ronald D. Brown 04 Bruce M. Smith
02 Dennis J. Martin 05 Mark D. Smith
	03 Robert J. O’Toole 06 Gene C. Wulf	☐ Vote FOR	☐ Vote WITHHELD
		all nominees	from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee,

write the number(s) of the nominee(s) in the box provided to the right.)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the corporation:	☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.	Date

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 5, 2004

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

Voting Instructions to the Marshall & Ilsley Trust Company N.A.

Trustee of the A. O. Smith Corporation

Master Trust

This Voting Instruction is Solicited on Behalf of the Trustee

The undersigned hereby directs the Marshall & Ilsley Trust Company N.A., Trustee of the A. O. Smith Corporation Master Trust, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned’s account in said Trust at the Annual Meeting to be held on April 5, 2004, and all adjournments.

Voting Instructions to the Trustee: If no choices are marked, the Trustee will vote FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK — EASY — IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK — EASY — IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 2, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

☐  Please detach here  ☐

A. O. SMITH CORPORATION 2004 ANNUAL MEETING

VOTING INSTRUCTIONS

Voting Instructions to the Trustee:         If no choices are marked below, the Trustee will vote FOR proposals 1 and 2.

1. Election of directors: 01 William F. Buehler 02 Kathleen J. Hempel	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent auditors of the corporation:	☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.	Date

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.